SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2004

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 West Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On March 10, 2004, New Century Bancorp, Inc. (the “Registrant”) announced financial results for the fiscal year ended December 31, 2003, reporting net income of $906,000 for the fiscal year ended December 31, 2003 and net income of $112,000 for the three months ended December 31, 2003. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the fiscal year ended December 31, 2003 and the quarter ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated March 10, 2003 with respect to the Registrant’s financial results for the fiscal year ended December 31, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2003, the Registrant announced financial results for the fiscal year ended December 31, 2003, reporting net income of $906,000 for the fiscal year ended December 31, 2003 and net income of $112,000 for the three months ended December 31, 2003. A copy of the Press Release announcing the Registrant’s results for the fiscal year ended December 31, 2003 and the quarter ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw
John Q. Shaw
President and Chief Executive Officer

Dated: March 12, 2004

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release

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